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CLOSED END
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                                [GRAPHIC OMITTED]

ACM Government
Opportunity Fund

Annual Report
July 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
September 24, 2001

Dear Shareholder:

We at Alliance Capital extend our deepest sympathy to all those affected by the tragic events of September 11, and our profound gratitude to all who have demonstrated such boundless courage and bravery in the rescue and recovery efforts. Our thoughts and prayers are with those whose lives have been forever changed by this terrible tragedy.

We are thankfully able to report that all Alliance Capital employees are safe. The firm is intact and all of our systems are fully functional. We did not have to enact our disaster or business recovery protocols, and we are conducting business across all markets.

At the moment, there are, of course, many economic and market unknowns. While we cannot know how the markets will continue to react to these or future events, history would indicate that panic selling at moments of crisis is neither wise nor ultimately profitable. Maintaining a long-term perspective and consulting with your financial advisor are more prudent courses of action.

This report contains the performance, investment strategy and outlook for ACM Government Opportunity Fund (the "Fund") for the annual reporting period ended July 31, 2001.

Investment Objective and Policies

This closed-end fund is designed to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments and up to 20% in equity securities. Additionally, the Fund may utilize other investment instruments, including options and futures.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended July 31, 2001. For comparison, we have included performance for the Fund's benchmark, the Lehman Brothers (LB) Aggregate Bond Index.

INVESTMENT RESULTS*
Periods Ended July 31, 2001

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------

ACM Government Opportunity Fund (NAV)                         2.36%       11.00%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                          4.23%       12.69%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of July 31, 2001. All fees and expenses related to the operation of the Fund have been deducted. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged U.S. debt securities. An investor cannot invest directly in an index, and its results are not


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      indicative of any specific investment, including ACM Government Opportunity Fund.

During the six- and 12-month periods ended July 31, 2001, the Fund underperformed its benchmark, the Lehman Brothers (LB) Aggregate Bond Index. The Fund's underperformance was primarily due to its emerging market holdings, which underperformed relative to the LB Aggregate Bond Index. Although the emerging markets performed well during the beginning of the reporting period, a liquidity crisis brought about by a prolonged recession in Argentina, as well as a slump in tax revenues and subsequent rating downgrades, brought Argentine debt down significantly in July. Neighboring Brazil was also affected by Argentina's economic problems, which exacerbated Brazil's own financial woes. Securities from both countries were held in the Fund's portfolio and dampened overall performance.

During the period, the yield curve steepened as the U.S. Federal Reserve aggressively lowered interest rates. Additionally, Congress passed tax cuts and investor sentiment moved toward prospects for a recovery in the second half of the year. Our decision to shorten the overall maturity of the Fund's Treasury securities contributed positively to performance.

Market Overview

Global economic growth continued to decelerate through July 2001, following a historic period of expansion. In the U.S., restrained consumer spending, inventory reductions, shrinking investment and weaker export performance significantly slowed the economy. With underlying inflationary pressures subdued, the U.S. Federal Reserve lowered interest rates 175 basis points from 5.50% to 3.75% during the period under review to help stimulate the economy (year-to-date the Fed slashed interest rates to 3.0%). Growth for the first half of 2001 slowed to an estimated 1.0%, compared to 1.6% in the last half of 2000.

The traditional fixed income markets, as measured by the LB Aggregate Bond Index, returned 4.23% over the six-month period ended July 31, 2001. Investment-grade corporates outperformed at 5.26%, followed by asset-backed securities at 4.74%, commercial mortgage-backed securities (CMBS) at 4.52%, mortgage-backed securities (MBS) at 4.00% and agencies at 3.78%. The aggressive easing of monetary policy compelled investors to take on more credit risk, reducing the attraction of U.S. Government bonds. For the six-month period, U.S. Treasuries posted the weakest return at 3.65%. In addition, the yield curve steepened as short-term interest rates declined by 77 basis points, as measured by the two-year note, and longer-term rates remained stable.

The emerging market sector performed poorly during the period due to concerns over Argentina's fiscal stability. Argentina's bond prices fell after the country's credit rating was lowered twice in the month of July over concern the government would default on its $130 billion debt. Weakness in Turkey and Brazil also contributed to negative


--------------------------------------------------------------------------------
2 o ACM GOVERNMENT OPPORTUNITY FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

returns in the emerging markets overall. During the period, the JP Morgan Emerging Markets Bond Index Plus (JP EMBI+) posted a negative return of 5.83%. Individual countries posting positive returns included Colombia at 14.41%, Qatar at 13.6% and Russia at 12.62%. Individual country returns posting the poorest performance were Argentina at -30.40%, Turkey at -10.61% and Brazil at -8.07%. (Returns reflect performance of the country components of the JP EMBI+.)

Investment Strategy

The investment strategy for the Fund was modified during the period. With aggressive easing of monetary policy, a steeper yield curve and improving global liquidity, we shifted a modest share of the Fund's allocation from Treasuries toward additional sovereign debt and mortgage securities.

Within the Treasury sector, we continued to hold long-maturity, high-coupon securities in anticipation of further Treasury buybacks. However, with anticipated interest rate cuts by the U.S. Federal Reserve and an expected steepening of the yield curve, we reduced the overall length of maturity of our Treasury holdings. We also eliminated the U.S. Treasury zero coupon bond.

Within the emerging market sector, we continued to invest in a diversified array of holdings and modestly increased our allocation to this sector since our last reporting period. We believed that the lower interest rate environment would help support emerging market debt prices. During the period, we increased our exposure to Argentina and Russia while reducing our position in Brazil and Mexico. We eliminated the Fund's holdings in Turkey as that country continued to face economic difficulties. The Fund maintained its holdings in Panama, the Philippines, Poland and Bulgaria.

Market Outlook

Fast adjustments on both the monetary and fiscal policy fronts led us to believe that economic activity in the U.S. reached a trough during the second quarter, and that a modest recovery would commence during the third quarter. However, the recent spike in unemployment and its effect on consumer confidence, and more importantly, the near-term economic affects of the terrorist attacks on the U.S., have led us to adopt a more cautious stance.

We have, therefore, pushed back our time frame for an economic recovery possibly to 2002. We believe the recovery will be very gradual, as the unwinding of the unprecedented wave of corporate over-investment continues and profitability remains under pressure. Interest rates should remain low in this environment, with a positively sloped yield curve. We expect higher quality securities to benefit as investors become more risk averse in the short-term. We believe the U.S. Federal Reserve will continue to add liquidity to financial markets. Emerging-market focus continues to be on Argentina where much needed fiscal measures were finally enacted by the government to support a zero deficit policy. This commitment by Argentina, as well as aid from the International Monetary Fund, should continue to improve credibility.


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your continued interest and investment in ACM Government Opportunity Fund.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President

[PHOTO] John D. Carifa

[PHOTO] Wayne D. Lyski

Wayne D. Lyski, Portfolio Manager, has over 27 years of investment experience.


--------------------------------------------------------------------------------
4 o ACM GOVERNMENT OPPORTUNITY FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM GOVERNMENT OPPORTUNITY FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
7/31/91 TO 7/31/01

[The following table was depicted as a mountain chart in the printed material.]

                                 ACM Government          Lehman Brothers
                            Opportunity Fund (NAV)    Aggregate Bond Index
-------------------------------------------------------------------------------
    7/31/91                         10000                     10000
    7/31/92                         11843                     11478
    7/31/93                         13797                     12645
    7/31/94                         13361                     12657
    7/31/95                         14512                     13936
    7/31/96                         15884                     14708
    7/31/97                         18424                     16291
    7/31/98                         19626                     17573
    7/31/99                         19609                     18010
    7/31/00                         22006                     19085
    7/31/01                         24427                     21507


ACM Government Opportunity Fund (NAV): $24,427

Lehman Brothers Aggregate Bond Index: $21,507

This chart illustrates the total value of an assumed $10,000 investment in ACM Government Opportunity Fund at net asset value (NAV) (from 7/31/91 to 7/31/01) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged U.S. debt securities.

When comparing ACM Government Opportunity Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM GOVERNMENT OPPORTUNITY FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 7/31

                              [BAR CHART OMITTED]

         ACM Government Opportunity Fund (NAV)-Yearly Periods Ended 7/31
--------------------------------------------------------------------------------
                              ACM Government           Lehman Brothers
                          Opportunity Fund (NAV)     Aggregate Bond Index
--------------------------------------------------------------------------------
      7/31/92                     18.26%                    14.78%
      7/31/93                     16.30%                    10.17%
      7/31/94                     -3.16%                     0.09%
      7/31/95                      8.67%                    10.11%
      7/31/96                      9.40%                     5.54%
      7/31/97                     15.99%                    10.76%
      7/31/98                      6.52%                     7.87%
      7/31/99                     -0.09%                     2.49%
      7/31/00                     12.22%                     5.97%
      7/31/01                     11.00%                    12.69%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The LB Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged U.S. debt securities. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Opportunity Fund.


--------------------------------------------------------------------------------
6 o ACM GOVERNMENT OPPORTUNITY FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
July 31, 2001

INCEPTION DATE                PORTFOLIO STATISTICS

8/26/88                       Net Assets ($mil): $99.9

SECURITY TYPE

  49.7% Treasury
  25.3% Sovereign
   9.3% FNMA
   7.6% FHLMC                           [PIE CHART]
   4.2% Brady Bonds
   1.8% GNMA
   0.1% Rights

   2.0% Short-Term

COUNTRY BREAKDOWN

  68.5% United States
   9.0% Mexico
   5.1% Brazil
   2.7% Russia                          [PIE CHART]
   2.3% Panama
   2.2% Argentina
   1.7% South Africa
   1.5% Malaysia
   1.5% Poland
   1.0% Philippines
   0.9% Bulgaria
   0.8% Trinidad & Tobago
   0.8% Ecuador

   2.0% Short-Term

All data as of July 31, 2001. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2001

                                               Principal
                                                  Amount
                                                   (000)           U.S. $ Value
--------------------------------------------------------------------------------

U.S. Government and Agency
   Obligations-90.7%
U.S. Treasury Bonds-47.6%
   10.75%, 8/15/05................   US$           5,995        $     7,364,498
   12.375%, 5/15/04...............                 2,500              3,032,425
   12.75%, 11/15/10...............                 3,250              4,271,215
   13.25%, 5/15/14................                 5,250              7,990,658
   13.75%, 8/15/04(a).............                 6,620              8,396,014
   14.00%, 11/15/11(a)............                11,500             16,450,405
                                                                ---------------
                                                                     47,505,215
                                                                ---------------
Mortgage Related Securities-24.8%
Federal Home Loan Mortgage
   Association
   5.25%, 1/15/06(a)..............                10,000             10,075,000
Federal National Mortgage
   Association
   7.00%, 8/25/31 TBA.............                 7,000              7,122,500
   7.50%, 11/01/29................                 3,656              3,768,730
   8.00%, 6/01/28.................                 1,401              1,470,265
Government National Mortgage
   Association
   6.50%, 2/15/29.................                 2,328              2,348,314
                                                                ---------------
                                                                     24,784,809
                                                                ---------------
U.S. Treasury Notes-18.3%
   3.875%, 1/15/09................                 6,500              6,766,388
   5.75%, 11/15/05................                 1,040              1,090,045
   6.75%, 5/15/05.................                 2,050              2,215,599
   6.875%, 5/15/06................                 4,090              4,488,121
   7.875%, 11/15/04...............                 3,350              3,713,777
                                                                ---------------
                                                                     18,273,930
                                                                ---------------
Total U.S. Government and
   Agency Obligations
   (cost $92,685,794).............                                   90,563,954
                                                                ---------------

Sovereign Debt Obligations-33.4%
Argentina-2.9%
Republic of Argentina
   7.00%, 12/19/08(b).............                 4,106              2,407,963
   12.25%, 6/19/18................                   997                533,486
                                                                ---------------
                                                                      2,941,449
                                                                ---------------
Brazil-2.4%
Republic of Brazil
   11.00%, 8/17/40................                 2,840              1,984,592
   12.25%, 3/06/30................                   510                396,525
                                                                ---------------
                                                                      2,381,117
                                                                ---------------


--------------------------------------------------------------------------------
8 o ACM GOVERNMENT OPPORTUNITY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                               Principal
                                                  Amount
                                                   (000)           U.S. $ Value
--------------------------------------------------------------------------------

Ecuador-1.0%
   4.00%, 8/15/30(b)..............   US$           2,500        $       993,750
                                                                ---------------

Malaysia-2.0%
   7.50%, 7/15/11.................                 2,000              1,998,492
                                                                ---------------

Mexico-11.8%
Mexican Treasury Bill
   17.79%, 1/24/02(c).............   MXP          12,277              1,278,762
Mexican Treasury Bonds
   13.50%, 3/02/06................   US$          13,332              1,526,575
   16.00%, 1/23/03................                11,481              1,322,570
United Mexican States Global Bond
   8.125%, 12/30/19...............                 5,540              5,168,820
   8.375%, 1/14/11................                 2,500              2,516,250
                                                                ---------------
                                                                     11,812,977
                                                                ---------------
Panama-3.1%
Republic of Panama
   9.375%, 4/01/29................                 3,000              3,060,000
                                                                ---------------

Philippines-1.2%
Republic of Philippines
   9.875%, 1/15/19................                 1,500              1,254,450
                                                                ---------------

Poland-2.0%
Government of Poland
   12.00%, 10/12/02...............   PLZ           8,810              1,997,711
                                                                ---------------

Russia-3.6%
Ministry Finance of Russia
   3.00%, 5/14/06.................   US$           5,000              2,900,000
Russian Federation
   5.00%, 3/31/30(b)(d)...........                 1,550                691,765
                                                                ---------------
                                                                      3,591,765
                                                                ---------------
South Africa-2.3%
International Bank for Reconstruction
   and Development
   Zero coupon, 2/17/26...........               110,000              1,202,339
   Zero coupon, 7/14/27...........               107,725              1,082,748
                                                                ---------------
                                                                      2,285,087
                                                                ---------------
Trinidad & Tobago-1.1%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(d)..............                 1,000              1,100,000
                                                                ---------------

Total Sovereign Debt Obligations
   (cost $34,294,881).............                                   33,416,798
                                                                ---------------


--------------------------------------------------------------------------------
                                             ACM GOVERNMENT OPPORTUNITY FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)           U.S. $ Value
--------------------------------------------------------------------------------

Collateralized Brady Bonds-3.1%(e)
Brazil-1.9%
Republic of Brazil
   Series ZL FRN
   6.00%, 4/15/24.................   US$           3,000        $     1,950,000
                                                                ---------------

Bulgaria-1.2%
Republic of Bulgaria
Discount Bond
   Series A FRN
   4.5625%, 7/28/24...............                 1,500              1,168,200
                                                                ---------------

Total Collaterized Brady Bonds
   (cost $3,305,644)..............                                    3,118,200
                                                                ---------------

Non-Collateralized
   Brady Bonds-2.5%
Brazil-2.5%
Republic of Brazil
Discount Bonds FRN
   Series ZL
   5.4375%, 4/15/24
   (cost $2,753,158)..............                 3,500              2,467,500
                                                                ---------------

Rights-0.1%
Mexico-0.1%
United Mexican States
Value Recovery Rights
   expiring 6/30/03
   (cost $0)......................             5,596,000                 61,556
                                                                ---------------

Short Term Investment-2.7%
Time Deposit-2.7%
Bank of New York
   3.625%, 8/01/01
   (cost $2,700,000)..............   US$           2,700              2,700,000
                                                                ---------------

Total Investments-132.5%
   (cost $135,739,477)............                                  132,328,008
Other assets less liabilities-
   (32.5%)                                                          (32,439,845)
                                                                ---------------

Net Assets-100%...................                              $    99,888,163
                                                                ===============


--------------------------------------------------------------------------------
10 o ACM GOVERNMENT OPPORTUNITY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a) Securities or portion thereof, with an aggregate market value of $27,366,183, have been segregated to collateralize reverse repurchase agreements.

(b) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at July 31, 2001.

(c)   Interest rate represents annualized yield to maturity at purchase date.

(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2001 these securities amounted to $1,791,765 or 1.8% of net assets.

(e) Sovereign debt obligations issued as part of debt restructing that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

      Glossary of Terms:

      FRN - Floating Rate Note.

      TBA - To Be Announced.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2001

Assets
Investments in securities, at value (cost $135,739,477)         $   132,328,008
Cash ................................................                   118,203
Foreign cash, at value (cost $97,564)................                    97,505
Receivable for investment securities sold............                 7,119,413
Interest receivable..................................                 2,483,716
                                                                ---------------
Total assets.........................................               142,146,845
                                                                ---------------
Liabilities
Reverse repurchase agreements........................                27,169,078
Payable for investment securities purchased..........                14,911,553
Advisory fee payable.................................                    48,024
Administration fee payable...........................                    23,502
Net unrealized depreciation of forward exchange
   currency contracts................................                     5,402
Accrued expenses.....................................                   101,123
                                                                ---------------
Total liabilities....................................                42,258,682
                                                                ---------------
Net Assets...........................................           $    99,888,163
                                                                ===============
Composition of Net Assets
Capital stock, at par................................           $       124,988
Additional paid-in capital...........................               107,678,008
Undistributed net investment loss....................                  (840,697)
Accumulated net realized loss on investments and
   foreign currency transactions.....................                (3,641,822)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities.......                (3,432,314)
                                                                ---------------
                                                                $    99,888,163
                                                                ===============
Net Asset Value Per Share
   (based on 12,498,806 shares outstanding)..........                     $7.99
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ACM GOVERNMENT OPPORTUNITY FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2001

Investment Income
Interest................................                        $    11,475,334
Expenses
Advisory fee............................      $       744,171
Custodian...............................              156,351
Administrative fee......................              148,834
Audit & legal...........................              139,541
Printing................................               89,061
Transfer agency.........................               76,694
Directors' fees.........................               36,373
Registration............................               35,000
Miscellaneous...........................               11,890
                                              ---------------
Total expenses before interest..........            1,437,915
Interest expense........................            1,418,109
                                              ---------------
Total expenses..........................                              2,856,024
                                                                ---------------
Net investment income...................                              8,619,310
                                                                ---------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on investment
   transactions.........................                              1,440,366
Net realized loss on foreign currency
   transactions.........................                             (2,051,498)
Net change in unrealized
   appreciation/depreciation of:
   Investments..........................                              2,126,398
   Foreign currency denominated assets
     and liabilities....................                                (17,841)
                                                                ---------------
Net gain on investments and foreign
   currency transactions................                              1,497,425
                                                                ---------------
Net Increase in Net Assets
   from Operations......................                        $    10,116,735
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                   Year Ended       Year Ended
                                                    July 31,         July 31,
                                                      2001             2000
                                                  ============    =============
Increase (Decrease) In Net Assets
from Operations
Net investment income .........................   $  8,619,310    $  10,219,533
Net realized loss on investments and
   foreign currency transactions ..............       (611,132)      (4,170,217)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities .........      2,108,557        4,608,543
                                                  ------------    -------------
Net increase in net assets from operations ....     10,116,735       10,657,859
Dividends and Distributions to
Shareholders from:
Net investment income .........................     (7,912,735)      (8,891,738)
Tax return of capital .........................     (1,042,645)              -0-
Distributions from net realized gain
   on investments .............................             -0-        (228,758)
Capital Stock Transactions
Reinvestment of dividends resulting in
   the issuance of common stock ...............        589,783               -0-
Repurchase of shares in accordance with
   share repurchase program ...................             -0-      (4,845,549)
                                                  ------------    -------------
Total increase (decrease) .....................      1,751,138       (3,308,186)
Net Assets
Beginning of period ...........................     98,137,025      101,445,211
                                                  ------------    -------------
End of period (including undistributed
   net investment income of $504,226
   at July 31, 2000) ..........................   $ 99,888,163    $  98,137,025
                                                  ============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ACM GOVERNMENT OPPORTUNITY FUND

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Year Ended July 31, 2001

Increase (Decrease) in Cash From:
Operating Activities:
Interest received ...............................  $   9,974,731
Interest paid ...................................     (1,442,484)
Operating expenses paid .........................     (1,421,985)
                                                   -------------
Net increase in cash from operating
   activities ...................................                   $ 7,110,262
Investing Activities:
Proceeds from disposition of long-term
   investments ..................................    114,936,177
Purchases of long-term investments ..............   (119,693,256)
Proceeds from disposition of short-term
   investments, net .............................      5,800,676
                                                   -------------
Net increase in cash from investing
   activities ...................................                     1,043,597
Financing Activities:
Net decrease in deposits for securities
   loaned .......................................    (26,911,375)
Net increase in reverse repurchase
   agreements ...................................     27,147,500
Net reinvestment from capital stock
   transactions .................................        589,783
Cash dividends paid .............................     (8,955,380)
                                                   -------------
Net decrease in cash from financing
   activities ...................................                    (8,129,472)
                                                                    -----------
Net increase in cash ............................                        24,387
Cash at beginning of period .....................                        93,816
                                                                    -----------
Cash at end of period ...........................                   $   118,203
                                                                    ===========

--------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets From Operations to
Net Increase in Cash From
Operating Activities:
Net increase in net assets from operations ......                   $10,116,735
Adjustments:
Decrease in interest receivable .................  $      51,074
Net realized loss on investments and
   foreign currency transactions ................        611,132
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ...........     (2,108,557)
Accretion of bond discount ......................     (1,551,677)
Decrease in interest payable ....................        (24,375)
Increase in accrued expenses ....................         15,930
                                                   -------------
Total adjustments ...............................                    (3,006,473)
                                                                    -----------
Net increase in Cash From Operating
   Activities ...................................                   $ 7,110,262
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2001

NOTE A

Significant Accounting Policies

ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.


--------------------------------------------------------------------------------
16 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign investments, closed forward exchange currency contracts, holding of foreign currencies, exchange gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency losses and distribution reclasses, resulted in a net increase in undistributed net investment loss, a decrease in accumulated net realized loss on investments and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

6. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not affect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to .0625 of 1% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75 of 1% of the average weekly net assets).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS") (formerly, Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs related to servicing phone inquiries for the Fund. During the year ended July 31, 2001, the Fund reimbursed AGIS $1,157.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $54,332,653 and $49,208,876, respectively, for the year ended July 31, 2001. There were purchases of $73,356,593 and sales of $70,334,214 of U.S. government and government agency obligations for the year ended July 31, 2001.

At July 31, 2001, the cost of investments for federal income tax purposes was $136,238,824. Accordingly, gross unrealized appreciation of investments was $1,430,812 and gross unrealized depreciation of investments was $5,341,628 resulting in net unrealized depreciation of $3,910,816 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a net capital loss carryforward at July 31, 2001 of $3,142,475, of which $1,546,112 expires in 2008 and $1,596,363 expires in 2009.

Capital and currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

The Fund incurred and elected to defer post-October currency losses of $846,099 for the year ended July 31, 2001. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed capital loss carryovers.


--------------------------------------------------------------------------------
18 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 2001, the Fund had outstanding forward exchange currency contracts as follows:

                                       U.S. $
                         Contract     Value on      U.S. $
                          Amount     Origination    Current     Unrealized
                           (000)        Date         Value     Depreciation
                       ---------------------------------------------------------
Forward Exchange
  Currency Sell
  Contract

Mexican Peso,
  settling 8/20/01        23,900     $2,598,956   $2,604,358     $(5,402)

2. Options Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying currency in determining whether the Fund has a realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a currency at a price different from the current market value.

There were no options written for the year ended July 31, 2001.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized, of which 12,498,806 shares were outstanding at July 31, 2001. During the year ended July 31, 2001, the Fund issued 73,025 shares in connection with the Fund's dividend reinvestment plan. During the year ended July 31, 2000, the Fund issued no shares in connection with the Fund's dividend reinvestment plan. On January 26, 2000, the Fund initiated a share repurchase program. For the year ended July 31, 2001, there were no shares repurchased. For the year ended July 31, 2000, 646,091 shares were repurchased at a cost of $4,845,549 representing 4.94% of the 13,071,872 shares outstanding at January 26, 2000. This includes $38,765 in commissions paid to UBS Paine Webber Group, Inc. The average discount of market price to net asset value of shares repurchased over the period of January 26, 2000 to July 31, 2000 was 6.52%.

NOTE E

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended July 31, 2001, the average amount of reverse repurchase agreements outstanding was approximately $28,248,987 and the daily weighted average interest rate was 5.37%.


--------------------------------------------------------------------------------
20 o ACM GOVERNMENT OPPORTUNITY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

As of July 31, 2001, the Fund had entered into the following reverse repurchase agreements:

   Amount                 Broker                  Interest Rate      Maturity
===========     ===============================   =============   ==============
$14,501,082     Greenwich Capital Markets, Inc.        3.75%      August 6, 2001
$10,018,841     Deutsche Banc Alex. Brown, Inc.        3.75%      August 9, 2001
 $2,649,155     Deutsche Banc Alex. Brown, Inc.        3.80%      August 9, 2001

NOTE F

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 102% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral.

For the year ended July 31, 2001, the Fund had no security lending agreements outstanding.

NOTE G

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                           Year Ended July 31,
                                  ----------------------------------------------------------------
                                      2001           2000           1999         1998         1997
                                  ----------------------------------------------------------------
Net asset value,
  beginning of period .........   $   7.90       $   7.76       $   8.44     $   8.56     $   8.00
                                  ----------------------------------------------------------------
Income From Investment
  Operations
Net investment income .........        .69(a)         .80(a)         .61          .59          .58
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................        .12            .05           (.64)        (.08)         .58
                                  ----------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................        .81            .85           (.03)         .51         1.16
                                  ----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........       (.64)          (.69)          (.61)        (.59)        (.58)
Tax return of capital .........       (.08)            -0-            -0-          -0-          -0-
Distributions in excess of
  net investment income .......         -0-            -0-          (.02)        (.04)        (.02)
Distributions from net realized
  gain on investments .........         -0-          (.02)          (.02)          -0-          -0-
                                  ----------------------------------------------------------------
Total dividends and
  distributions ...............       (.72)          (.71)          (.65)        (.63)        (.60)
                                  ----------------------------------------------------------------
Net asset value,
  end of period ...............   $   7.99       $   7.90       $   7.76     $   8.44     $   8.56
                                  ================================================================
Market value,
  end of period ...............   $   8.67       $ 7.1875       $  7.125     $ 7.9375     $  7.875
                                  ================================================================
Total Return
Total investment return
  based on:(b)
    Market value ..............      32.38%         11.21%         (2.46)%       8.90%       21.95%
    Net asset value ...........      11.00%         12.22%          (.09)%       6.52%       15.99%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $ 99,888       $ 98,137       $101,445     $110,315     $111,905
Ratio to average
  net assets of:
  Expenses ....................       2.88%          2.10%          1.19%        1.18%        1.27%
  Expenses, excluding
    interest expense ..........       1.45%          1.31%          1.19%        1.18%        1.27%
  Net investment income .......       8.69%         10.21%          7.48%        6.89%        7.00%
Portfolio turnover rate .......         98%           120%           211%         230%         407%

See footnote summary on page 23.


--------------------------------------------------------------------------------
22 o ACM GOVERNMENT OPPORTUNITY FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 23

---------------------------
REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of ACM Government Opportunity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Government Opportunity Fund, Inc., including the portfolio of investments, as of July 31, 2001, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Opportunity Fund, Inc. at July 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
September 7, 2001


--------------------------------------------------------------------------------
24 o ACM GOVERNMENT OPPORTUNITY FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. PFPC, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 25

----------------------
ADDITIONAL INFORMATION
----------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at PFPC, Inc., P.O. Box 8030, Boston, MA 02266-8030.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.

Supplemental Proxy Information

The Annual Meeting of Shareholders of the ACM Government Opportunity Fund, Inc. was held on March 8, 2001. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                                             Voted
                                                                       Voted For        Against/Abstain
========================================================================================================
1. To elect directors:  Class Three Directors
                        (Term expires in 2004)
                        John H. Dobkin                                11,695,985            113,732
                        Clifford L. Michel                            11,699,989            109,728
                        Donald J. Robinson                            11,686,652            123,065

                                                                          Voted
                                                          Voted For      Against        Withheld/Abstain
========================================================================================================
2. To ratify the selection of Ernst & Young LLP
   as the Fund's independent auditors for
   the Fund's fiscal year ending July 31, 2001:          11,696,438       44,412             68,866


--------------------------------------------------------------------------------
26 o ACM GOVERNMENT OPPORTUNITY FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point

One basis point equals 0.01%.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

commercial mortgage-backed securities (CMBS)

Similar to mortgage-backed securities in that they have securities or certificates backed by mortgages, except that investors receive payments out of the interest and principal of commercially-owned real estate, rather than residential real estate.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

mortgage-backed securities (MBS)

Securities or certificates backed by mortgages. Typically issued by institutions such as the Federal National Mortgage Association (FNMA),, Government National Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Investors receive payments out of the interest and principal of the underlying mortgages.

portfolio

The collection of securities that make up a fund's or an investor's investments.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/01.


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28 o ACM GOVERNMENT OPPORTUNITY FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Michael L. Mon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

PFPC, Inc.
P.O. Box 8030
Boston, MA 02266-8030

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Custodian

Bank of New York
One Wall Street
New York, New York 10286

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 29

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds
All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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30 o ACM GOVERNMENT OPPORTUNITY FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 800-331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call PFPC, Inc. at
(800) 331-1710.


--------------------------------------------------------------------------------
                                            ACM GOVERNMENT OPPORTUNITY FUND o 31

NOTES


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32 o ACM GOVERNMENT OPPORTUNITY FUND

ACM Government Opportunity Fund

1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

OPPAR701